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                                  EXHIBIT 10.3
                               SECURITY AGREEMENT

        1. GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned Houston Dynamic Service, Inc., a Texas corporation ("HOUSTON DYNAMIC"), hereby grants and transfers to Mountain Compressed Air, Inc. ("LENDER") a security interest in the property of Houston Dynamic, the property set forth in EXHIBIT A hereto, further described as follows (collectively, the "COLLATERAL"):

        (a) all inventory, goods held for sale or lease or to be furnished under contracts for service, or goods so leased or furnished, raw materials, component parts, work in process and other materials used or consumed in Houston Dynamic's business, now or at any time hereafter owned or acquired by Houston Dynamic, wherever located, and all products thereof, whether in the possession of Houston Dynamic, any warehousemen, any bailee or any other person, or in process of delivery, and whether located at Houston Dynamic's places of business or elsewhere;

        (b) all warehouse receipts, bills of sale, bills of lading and other documents of every kind (whether or not negotiable) in which Houston Dynamic now has or at any time hereafter acquires any interest, and all additions and accessions thereto, whether in the possession or custody of Houston Dynamic, any bailee or any other person for any purpose; and

        (c) all Houston Dynamic's goods, tools, machinery, furnishings, furniture and other equipment and fixtures of every kind now existing or hereafter acquired, and improvements, replacements, accessions and additions thereto, whether located on any property owned or leased by Houston Dynamic or elsewhere, including without limitation, any of the foregoing now or at any time hereafter located at or installed on the land or in the improvements at any of the real property owned or leased by Houston Dynamic, and all such goods after they have been severed and removed from any of said real property; together with whatever is receivable or received when any of the foregoing or the proceeds therefore are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all rights to payment, including returned premiums with respect to any insurance relating to the foregoing, and all rights to payment with respect to any cause of action affecting or relating to any of the foregoing (collectively, the "PROCEEDS").

        2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Houston Dynamic and Clayton Lau to Lender; (b) all obligations of Houston Dynamic and rights of Lender under this Agreement; and (c) all present and future obligations of Houston Dynamic and Clayton Lau to Lender of other kinds. The word "INDEBTEDNESS" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Houston Dynamic, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, including, without limitation, all obligations of



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Houston Dynamic to Lender, liquidated or unliquidated, determined or undetermined, and whether Houston Dynamic may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable including, without limitation, that certain Term Note dated as of November 30, 2001 in the original principal amount of $930,000.00; all executed by Houston Dynamic and Clayton Lau and payable to the order of Lender (collectively, the "NOTE") pursuant to that certain Stock Purchase Agreement dated November 30, 2001, between Houston Dynamic and Lender (the "STOCK PURCHASE AGREEMENT"); and all renewals, extensions, rearrangements, amendments, modifications, and/or increases of any of the aforesaid.

        3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Houston Dynamic and Clayton Lau to Lender including, without limitation, the payment of all Indebtedness of Houston Dynamic to Lender existing at the time Lender receives written notice from Houston Dynamic of the termination of this Agreement.

        4. REPRESENTATIONS AND WARRANTIES. Houston Dynamic represents and warrants to Lender that: (a) Houston Dynamic is the owner of the Collateral and Proceeds; (b) Houston Dynamic has the right to grant a security interest in the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the lien created hereby in favor of Lender, or as otherwise agreed to by Lender, or as heretofore disclosed by Houston Dynamic to Lender, in writing; (d) all statements contained herein and, where applicable, in the Collateral are true and complete in all material respects; (e) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Lender, is on file in any public office;
(f) where Collateral consists of rights to payment, all persons appearing to be obligated on the Collateral and Proceeds have authority and capacity to contract and are bound as they appear to be, all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Houston Dynamic in such property, and all such Collateral and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws; (g) where the Collateral consists of equipment, Houston Dynamic is not in the business of selling goods of the kind included within such Collateral, and Houston Dynamic acknowledges that no sale of any such Collateral, including without limitation, any such Collateral which Houston Dynamic may deem to be surplus, has been consented to or acquiesced in by Lender, except as specifically set forth in writing by Lender; and (h) none of the Collateral at this time constitutes fixtures and in the event it should in the future, should Houston Dynamic acquire fixtures, at least thirty (30) days prior thereto, Houston Dynamic shall notify Lender thereof, furnish Lender with a description of said fixtures, furnish Lender with a description of the real estate to which the fixtures are attached, and execute all such documents as may be required by Lender to properly perfect Lender's first priority security interest therein.


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        5. COVENANTS OF HOUSTON DYNAMIC

        (a) Houston Dynamic agrees in general: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Lender against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Lender in the perfection and preservation of the Collateral or Lender's interest therein and/or the realization, enforcement and exercise of Lender's rights, powers and remedies hereunder; (iv) to permit Lender to exercise its powers; (v) to execute and deliver such documents as Lender deems necessary to create, perfect and continue the security interests contemplated hereby; and (vi) not to change its jurisdiction of organization or the places where Houston Dynamic keeps any of the Collateral or Houston Dynamic's records concerning the Collateral and Proceeds without first giving Lender written notice of the address to which Houston Dynamic is moving same.

        (b) Houston Dynamic agrees with regard to the Collateral and Proceeds, unless Lender agrees otherwise in writing: (i) where applicable, to insure the Collateral with Lender as loss payee, in form, substance and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Lender; (ii) where applicable, to operate the Collateral in accordance with all applicable statutes, rules and regulations relating to the use and control thereof, and not to use any Collateral for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iii) not to remove the Collateral from Houston Dynamic's premises, except (A) for deliveries to buyers in the ordinary course of Houston Dynamic's business and (B) Collateral which consists of mobile goods as defined in the Texas Business and Commerce Code in which case Houston Dynamic agrees not to remove or permit the removal of such Collateral from its state of domicile for a period in excess of thirty (30) calendar days; (iv) to pay when due all license fees, registration fees and other charges in connection with any Collateral; (v) not to permit any lien on the Collateral or Proceeds, including without limitation, liens arising from repairs to or storage of the Collateral, except in favor of Lender; or as provided in the Stock Purchase Agreement (vi) not to sell, hypothecate or dispose of, nor permit the transfer by operation of law of, any of the Collateral or Proceeds or any interest therein, except sales of inventory to buyers in the ordinary course of Houston Dynamic's business; (vii) to permit Lender to inspect the Collateral at any time; (viii) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Lender to inspect the same and make copies thereof at any reasonable time; (ix) to use reasonable diligence to collect Collateral consisting of accounts and other rights to payment and Proceeds; (x) not to commingle Collateral or Proceeds, or collections thereunder, with other property; (xi) to give only normal allowances and credits and to advise Lender thereof immediately in writing if they affect any rights to payment or Proceeds in any material respect; (xii) in the event Lender elects to receive payments of rights to payment or Proceeds hereunder, to pay all expenses incurred by Lender in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (xiii) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and


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practices adhered to generally by users and manufacturers of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

        6. POWERS OF LENDER. Houston Dynamic appoints Lender its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Lender's officers and employees, or any of them, whether or not Houston Dynamic is in default: (a) to perform any obligation of Houston Dynamic hereunder in Houston Dynamic's name or otherwise; (b) to give notice to account debtors or others of Lender's rights in the Collateral and Proceeds, to enforce the same and make extension agreements with respect thereto; (c) to release persons liable on Collateral or Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Lender's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Houston Dynamic; (h) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (i) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (j) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Lender, at Lender's sole option, toward repayment of the Indebtedness or, where appropriate, replacement of the Collateral; (k) to exercise all rights, powers and remedies which Houston Dynamic would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; (l) to enter onto Houston Dynamic's premises in inspecting the Collateral; and (m) to do all acts and things and execute all documents in the name of Houston Dynamic or otherwise, deemed by Lender as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

        7. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Houston Dynamic agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Houston Dynamic to do so, Lender at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Lender shall be obligations of Houston Dynamic to Lender, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 14 hereof, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

        8. EVENTS OF DEFAULT. The occurrence of any of the following and the failure of Houston Dynamic to correct such item within ten (10) days of receiving a written request from Lender to correct the default shall constitute an "EVENT OF DEFAULT"


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under this Agreement: (a) any default in the payment or performance of any of the Indebtedness, or any obligation, or any defined event of default, under (i) any contract or instrument evidencing any Indebtedness, including without limitation, the Note, or (ii) any other agreement between Houston Dynamic, Clayton Lau, and Lender; (b) any representation or warranty made by Houston Dynamic herein shall prove to be incorrect, false or misleading in any material respect when made; (c) Houston Dynamic shall fail to observe or perform any obligation or agreement contained herein; (d) any attachment or like levy on any property of Houston Dynamic; and (e) Lender, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

        9. REMEDIES. Upon the occurrence of any Event of Default, Lender shall have the right to declare immediately due and payable all or any Indebtedness secured hereby. Lender shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the Texas Business and Commerce Code (with respect to Collateral located within the State of Texas), or as otherwise provided by law, including without limitation, the right to contact all persons obligated to Houston Dynamic or Clayton Lau on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Lender. All rights, powers, privileges and remedies of Lender shall be cumulative. No delay, failure or discontinuance of Lender in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Lender of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. While an Event of Default exists: (a) Houston Dynamic will deliver to Lender from time to time, as requested by Lender, current lists of all Collateral and Proceeds; (b) Houston Dynamic will not dispose of any of the Collateral or Proceeds except on terms approved by Lender; (c) at Lender's request, Houston Dynamic will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Lender at a reasonably convenient place designated by Lender; and (d) Lender may, without notice to Houston Dynamic, enter onto Houston Dynamic's premises and take possession of the Collateral. With respect to any sale by Lender of any Collateral subject to this Agreement, Houston Dynamic hereby expressly grants to Lender the right to sell such Collateral using any or all of Houston Dynamic's trademarks, trade names, trade name rights and/or proprietary labels or marks.

        10. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Indebtedness, Lender may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and


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responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Lender hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Lender shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Lender toward the payment of the Indebtedness in such order of application as Lender may from time to time elect.

        11. STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full, the power of sale and all other rights, powers, privileges and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Houston Dynamic and Clayton Lau may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

        12. MISCELLANEOUS. (a) Houston Dynamic hereby waives any right (i) to require Lender to make any presentment or demand, or give any notices of any kind, including without limitation any notice of nonpayment or nonperformance, protest, notice of protest, notice of dishonor, notice of the intention to accelerate or notice of acceleration hereunder when such notice is specifically required by this agreement, (ii) to direct the application of payments or security for any Indebtedness of Houston Dynamic, or indebtedness of customers of Houston Dynamic, or (iii) to require proceedings against others or to require exhaustion of security; and (b) Houston Dynamic hereby consents to extensions, forbearances or alterations of the terms of Indebtedness, the release or substitution of security, and the release of any guarantors. Until all Indebtedness shall have been paid in full, Houston Dynamic and Clayton Lau shall not have any right of subrogation or contribution, and Houston Dynamic hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Lender. Unless otherwise prohibited by law, any requirement of reasonable notice to Houston Dynamic with respect to the sale or other disposition of Collateral shall be met if such notice is given pursuant to the requirements of Section 14 hereof at least 5 days before the date of any public sale or the date after which any private sale or other disposition will be made.

        13. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Lender at the address specified in any other documents entered into between Houston Dynamic and Lender, and to Houston Dynamic at the address of its chief executive office (or personal residence, if applicable) specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.


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        14. COSTS, EXPENSES AND ATTORNEYS' FEES. Houston Dynamic and Clayton Lau
shall pay to Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel), incurred by Lender in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Lender or any other person) relating to Houston Dynamic or in any way affecting any of the Collateral or Lender's ability to exercise any of its rights or remedies with respect thereto. All of the foregoing shall be paid by Houston Dynamic from the date of demand to the date paid in full with interest at the maximum rate permitted by applicable law.

        15. SUCCESSORS; ASSIGNS; AMENDMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by Lender, Houston Dynamic and Clayton Lau.

        16. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

        17. GOVERNING LAW. Unless otherwise provided herein, this Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

        18. SUBMISSION TO JURISDICTION.

        (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, HOUSTON DYNAMIC AND CLAYTON LAU HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF THE COLLATERAL, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. HOUSTON DYNAMIC AND CLAYTON LAU HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE LENDER FROM OBTAINING JURISDICTION OVER HOUSTON DYNAMIC AND CLAYTON LAU IN ANY COURT OTHERWISE HAVING JURISDICTION.

        (b) HOUSTON DYNAMIC AND CLAYTON LAU HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO HOUSTON DYNAMIC AT ITS


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SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH
MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HOUSTON DYNAMIC, CLAYTON LAU OR THE COLLATERAL IN ANY OTHER JURISDICTION.

        19. WAIVER OF JURY TRIAL. To the fullest extent permitted by applicable law, Houston Dynamic hereby irrevocably and expressly waives all right to a trial by jury in any action, proceeding, or counterclaim (whether based upon contract, tort or otherwise) arising out of or relating to this agreement or the transactions contemplated thereby or the actions of Lender in the negotiation, administration or enforcement thereof.

        20. ADDITIONAL REPRESENTATIONS. Houston Dynamic warrants that it is a Texas corporation, validly existing and in good standing under the laws of the State of Texas, its Charter I.D. No. is 3845920, its taxpayer I.D. No. is 74-1881196, and its chief executive office is located at the following address:
8150 Lawndale, Houston, Texas 77012.

        Houston Dynamic warrants that the Collateral (except goods in transit) is located or domiciled at the address above.

    [The remainder of this page intentionally blank; Signature page follows]


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        IN WITNESS WHEREOF, this Agreement has been duly executed this day of
_______________________, 2001.


                                    HOUSTON DYNAMIC SERVICE, INC., a Texas
                                    corporation

                                    By:_______________________________________
                                         Name:________________________________
                                         Title:_______________________________





                                    Clayton Lau, Individually



                                    MOUNTAIN COMPRESSED AIR, INC., a Texas
                                    corporation

                                    __________________________________________
                                    Munawar H. Hidayatallah,
                                    Chief Executive Officer